EXHIBIT 99.1
Grant Park Fund Weekly Commentary
For the Week Ended January 21, 2011

Current Month                                                 Performance* (Subject to verification)                                  Risk Metrics* (Feb 2006 – Jan 2011)
Class	Week ROR	MTD Jan 2011	YTD	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.6%	-1.5%	-1.5%	11.8%	3.0%	5.9%	6.0%	5.9%	12.7%	-16.5%	0.5%	0.8%
B**	-0.6%	-1.5%	-1.5%	11.1%	2.3%	5.1%	N/A	5.1%	12.7%	-17.1%	0.5%	0.7%
Legacy 1***	-0.6%	-1.4%	-1.4%	13.5%	N/A	N/A	N/A	0.6%	11.1%	-10.9%	0.1%	0.1%
Legacy 2***	-0.6%	-1.4%	-1.4%	13.1%	N/A	N/A	N/A	0.3%	11.0%	-11.1%	0.1%	0.0%
Global 1***	-0.3%	-1.1%	-1.1%	10.4%	N/A	N/A	N/A	-1.4%	10.5%	-13.3%	-0.1%	-0.2%
Global 2***	-0.3%	-1.1%	-1.1%	10.1%	N/A	N/A	N/A	-1.8%	10.4%	-13.5%	-0.1%	-0.2%
Global 3***	-0.4%	-1.2%	-1.2%	8.1%	N/A	N/A	N/A	-3.6%	10.4%	-14.6%	-0.3%	-0.4%

S&P 500 Total Return Index****	-0.8%	2.1%	2.1%	21.9%	-0.1%	2.2%	1.3%	2.2%	17.8%	-51.0%	0.2%	0.2%
Barclays Capital U.S. Long Gov Index****	-0.6%	-2.4%	-2.4%	4.1%	3.9%	5.4%	6.4%	5.4%	11.3%	-12.3%	0.5%	0.8%

*       Performance metrics are calculated using January 2011 month-to-date performance estimates.
**    Units began trading in August 2003.
***  Units began trading in April 2009.
****Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
Ags/Softs	22%	Long	Corn	4.1%	Long	16%	Long	Corn	3.8%	Long
			Sugar	2.7%	Long			Sugar	2.2%	Long
Currencies	24%	Short $	British pound	2.3%	Long	29%	Short $	Euro	4.5%	Long
			Euro	2.2%	Long			British pound	4.4%	Long
Energy	11%	Long	Gas Oil	2.9%	Long	12%	Long	Gas Oil	3.1%	Long
			Heating Oil	2.3%	Long			Brent Crude Oil	2.2%	Long
Equities	17%	Long	Dax Index	2.8%	Long	22%	Long	Eurostoxx Index	5.4%	Long
			Hang Seng	2.7%	Long			Dax Index	3.0%	Long
Fixed Income	14%	Short	Eurodollars	2.3%	Long	14%	Short	U.S. 10-Year Treasury Notes	2.2%	Short
			Australian Bills	2.1%	Long			Australian Bills	1.4%	Long
Metals	12%	Long	Copper	3.5%	Long	7%	Long	Nickel	1.7%	Long
			Nickel	2.3%	Long			Copper	1.5%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Ag/Softs
Reports showed a surge in demand for U.S. crops, causing grains prices to rise sharply higher.  Adding to the rally in the grains markets were weak grains supply forecasts from Australia, caused by recent flooding.   In the softs markets, sugar prices rose nearly 5%, benefitting from weakness in the U.S. dollar.

Currencies
The euro strengthened against major currencies on news reports the Eurozone leaders were close to agreeing on the establishment of an emergency financing facility for ailing European nations.  The British pound also rallied as higher-than-expected inflation data supported beliefs the Bank of England may soon raise borrowing costs.

Energy
Natural gas prices rallied nearly 6% on anticipation of increased demand due to cold weather conditions and large draws from U.S. inventories.  Weak housing starts in the U.S., a sign domestic economic growth may be slowing, put pressure on the crude oil markets, moving prices lower.  Also adding to the decline in crude oil prices was the restarting of a major Alaskan oil pipeline, which alleviated recent supply concerns.

Equities
Japan’s Nikkei 225 Index fell on concerns China may soon be raising reserve requirements in order to slow economic growth.  In the U.S., domestic equity markets also declined as earnings reports from several finance companies failed to beat estimates.

Fixed Income
Optimism the financial markets in the Eurozone may be improving strengthened demand for European debt, moving prices higher.  U.S. Treasury markets declined for the week as investors in the debt market shifted their focus towards Europe.

Metals
Heavy liquidations from large commodity funds sent the price of gold lower last week.  Improving sentiment in Europe also pushed gold prices lower, as investors liquidated euro-hedging gold positions.  Base metals markets declined as weak U.S. housing starts decreased demand forecasts for industrial goods.  Fears China may soon be tightening monetary policy also played a role in driving base metals prices lower.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.